Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-QSB of Cell Wireless Corporation (the "Company") for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I, David L. Shorey, the principal financial officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 22nd  day of  August 2005.

By: /s/David L. Shorey

David L. Shorey

Chief Financial Officer

Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10 Q-SB of Cell Wireless Corporation (the "Company") for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I, John Bohringer, the principal executive  officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 22nd  of  August, 2005.

By: /s/John Bohringer

John Bohringer

President